Exhibit 10.2

SEVENTH AMENDMENT

TO

NOTE PURCHASE AGREEMENT

Dated as of January 18, 2006

AMONG

QUICKSILVER RESOURCES INC.,

AS ISSUER,

THE GUARANTORS,

BNP PARIBAS,

AS COLLATERAL AGENT,

AND

THE PURCHASERS PARTY HERETO

SEVENTH AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS SEVENTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Seventh Amendment”) dated as of January 18, 2006, is among QUICKSILVER RESOURCES INC., a Delaware corporation (the “Company”); each of the undersigned Guarantors (collectively, the “Guarantors”); BNP PARIBAS, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the purchasers party to the Note Purchase Agreement referred to below (collectively, the “Purchasers”); and each of the undersigned Purchasers.

R E C I T A L S

A. The Company, the Collateral Agent and the Purchasers are parties to that certain Note Purchase Agreement dated as of June 27, 2003, as amended by the First Amendment to Note Purchase Agreement dated as of January 30, 2004, the Second Amendment to Note Purchase Agreement dated as of July 28, 2004, the Third Amendment to Note Purchase Agreement dated as of September 14, 2004, the Fourth Amendment to Note Purchase Agreement dated as of April 12, 2005, the Fifth Amendment to Note Purchase Agreement dated as of June 24, 2005 and the Sixth Amendment to Note Purchase Agreement dated as of November 28, 2005 (as amended, the “Note Purchase Agreement”), pursuant to which the Purchasers have purchased $70 million of the Company’s Floating and Fixed Rate Senior Subordinated Second Lien Mortgage Notes due December 31, 2006 (the “Notes”).

B. The Company has requested and the Purchasers have agreed to amend certain provisions of the Note Purchase Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Note Purchase Agreement, as amended by this Seventh Amendment. Unless otherwise indicated, all references to sections or schedules in this Seventh Amendment refer to sections of, or schedules to, the Note Purchase Agreement.

Section 2. Amendments to Note Purchase Agreement.

2.1 Amendment to Section 9.1(g). Section 9.1(g) is hereby amended by adding the following provision, as a separate paragraph, to the end of Section 9.1(g):

Notwithstanding anything to the contrary contained herein or in any other Transaction Document, the provisions of this Section 9.1(g) shall not prohibit any cash payment or distribution by the Company to any holder of Debt of the Company that is convertible into capital stock of the Company that is made (or agreed to be made) in satisfaction, in whole or in part, of (i) such Debt or (ii) the Company’s obligations to issue capital stock of the Company, in either case, whether paid or distributed by the Company upon any such holder’s request to convert any such Debt to capital stock of the

Company or otherwise.

2.2 Amendments to Schedule B. The definitions in Schedule B are hereby added or amended as follows:

(a) The following definitions are hereby added in the appropriate alphabetical order:

“Seventh Amendment” means the Seventh Amendment to this Agreement entered into as of January 18, 2006, among the Company, BNP Paribas and the Purchasers party thereto.

“Seventh Amendment Effective Date” means January 18, 2006.

Section 3. Conditions Precedent. This Seventh Amendment shall not become effective until the date on which each of the following conditions is satisfied (the “Effective Date”):

3.1 On or prior to the Effective Date, the Collateral Agent and each Purchaser shall have received all fees and other amounts due and payable in connection with this Seventh Amendment in accordance with Section 14.1 of the Note Purchase Agreement.

3.2 The Collateral Agent shall have received from all of the Purchasers, the Company and the Guarantors counterparts (in such number as may be requested by the Collateral Agent) of this Seventh Amendment signed on behalf of such Persons.

3.3 No Default shall have occurred and be continuing, after giving effect to the terms of this Seventh Amendment.

3.4 The Collateral Agent shall have received such other documents as the Collateral Agent or special counsel to the Collateral Agent may reasonably request.

The Collateral Agent shall notify the Company and the Purchasers in writing of the Effective Date.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Note Purchase Agreement, as amended by this Seventh Amendment, shall remain in full force and effect following the effectiveness of this Seventh Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. The Company and each Guarantor hereby (i) acknowledges the terms of this Seventh Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Transaction Document to which it is a party and agrees that each Transaction Document to which it is a party remains in full force and effect, except as expressly amended hereby; and (iii) represents and warrants to the Purchasers that as of the date hereof, after giving

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effect to the terms of this Seventh Amendment: (A) all of the representations and warranties contained in each Transaction Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct, as of such specified earlier date, (B) no Default has occurred and is continuing and (C) since December 31, 2002, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

4.3 Transaction Document. This Seventh Amendment is a “Transaction Document” as defined and described in the Note Purchase Agreement and all of the terms and provisions of the Note Purchase Agreement relating to Transaction Documents shall apply hereto.

4.4 Purchasers’ Satisfaction. For purposes of determining compliance with the conditions specified in Section 3 hereof, each of the undersigned Purchasers shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Purchaser upon its execution and delivery of a counterpart of this Seventh Amendment.

4.5 Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Seventh Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.6 No Oral Agreement. THIS SEVENTH AMENDMENT, THE NOTE PURCHASE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.7 GOVERNING LAW. THIS SEVENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the date first written above.

COMPANY:	QUICKSILVER RESOURCES INC.

	By:	/s/ MarLu Hiller
Name: MarLu Hiller
Title: Treasurer

GUARANTORS:	BEAVER CREEK PIPELINE, L.L.C.

	By:	/s/ MarLu Hiller
Name: MarLu Hiller
Title: Treasurer

TERRA ENERGY LTD.

By:	/s/ MarLu Hiller
Name: MarLu Hiller
Title: Treasurer

MERCURY MICHIGAN, INC.

By:	/s/ MarLu Hiller
Name: MarLu Hiller
Title: Treasurer

GTG PIPELINE CORPORATION

By:	/s/ MarLu Hiller
Name: MarLu Hiller
Title: Treasurer

SIGNATURE PAGE 1

TERRA PIPELINE COMPANY

By:	/s/ MarLu Hiller
Name: MarLu Hiller
Title: Treasurer

COWTOWN PIPELINE FUNDING, INC.

By:	/s/ MarLu Hiller
Name: MarLu Hiller
Title: Treasurer

COWTOWN PIPELINE MANAGEMENT, INC.

By:	/s/ MarLu Hiller
Name: MarLu Hiller
Title: Treasurer

COWTOWN PIPELINE L.P.

By:	Cowtown Pipeline Management, Inc.,
as General Partner

By:	/s/ MarLu Hiller
Name: MarLu Hiller
Title: Treasurer

SIGNATURE PAGE 2

COLLATERAL AGENT:	BNP PARIBAS, as a Purchaser and as
Collateral Agent

	By:	/s/ Russell Otts
Name: Russell Otts
Title: Vice President

By:	/s/ Brian M. Malone
Name: Brian M. Malone
Title: Managing Director

PURCHASERS:	FORTIS CAPITAL CORP.

	By:	/s/ Michele Jones
Name: Michele Jones
Title: Senior Vice President

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Randall M. Kob
Name: Randall M. Kob
Title: Vice President

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Robert E. Poirrier Jr.
Name: Robert E. Poirrier Jr.
Title: Vice President

SIGNATURE PAGE 3